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                                                                    EXHIBIT 23.2




                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation in this Form S-8 Registration Statement of our report dated February 6, 2004 included in First Busey Corporation's Annual Report on Form 10-K (File No. 0-15950) for the year ended December 31, 2003, and to all references to our firm included in this Registration Statement.



                                                /S/ MCGLADREY & PULLEN, LLP
                                                --------------------------------
                                                MCGLADREY & PULLEN, LLP
                                                Certified Public Accountants


April 30, 2004